UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (date of earliest event reported):        June 29, 2001


                               TRANS ENERGY, INC.
             (Exact Name of Registrant as Specified in its Charter)



  NEVADA                           93-0997412                     0-23530
State or Other                    (Commission                  (IRS Employer
Jurisdiction)                     File Number)                Identification
                                                                  Number)

        210 Second Street, P.O. Box 393, St. Mary's, West Virginia 26170 (Address of Principal Executive Offices and Principal Place of Business)

Registrant's Telephone Number, Including Area Code: (304) 684-7053

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                                    FORM 8-K

Item 5.  Other Events

         On July 2, 2001, Gary F. Lawyer tendered his resignation as a Director of Trans Energy, Inc., effective June 29, 2001, for personal reasons and to pursue other ventures. Mr. Lawyer agreed to continue to work with Trans Energy on a consulting basis as needed. Mr. Lawyer served as a director of Trans Energy since February 1998.

         As of the date hereof, the vacancy created on the Board of Directors by Mr. Lawyer's resignation has not been filled.


                                   SIGNATURES


         In accordance with the requirements of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            TRANS ENERGY, INC.



Date:  July 13, 2001                        By /S/ LOREN E. BAGLEY
                                            ----------------------
                                            LOREN E. BAGLEY, President,
                                            Chief Executive Officer and
                                            Principal Financial Officer

                                       -2-

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